UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 21, 2006

                         Commission File Number 0-33215

                             CASPIAN SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            NEVADA                                             87-0617371
 -------------------------------                         ----------------------
 (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                         Identification Number)

               257 East 200 South, Suite 340,Salt Lake City, Utah
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                    (Address of principal executive offices)

                                      84101
                                   ----------
                                   (Zip Code)

                                 (801) 746-3700
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                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02 Appointment of New Chief Operating Officer

         On March 21, 2006 Mr. Paul Roberts resigned his position as Chief Operating Officer of Caspian Services, Inc., (the "Company"). Mr. Roberts' resignation was not the result of any disagreement with the Company on any matter relating to our operations, policies or practices. Mr. Roberts will continue to serve on the Company's board of directors.

         On March 21, 2006 the board of directors appointed Mr. Jonn Scott as the Company's new Chief Operating Officer. Following is a brief description of the business background of Mr. Scott:

         Prior to joining the Company, Mr. Scott had been employed with WesternGeco, a subsidiary of Schlumberger Ltd., since 2000. From 2000-2003 he served as the Operations Manager for WesternGeco in Kazakhstan, where he oversaw operations in Kazakhstan, Turkmenistan and Azerbijan. From 2003 to 2005 he served as the WesternGeco Marine Business Development Manager for the Greater Caspian Region. From 2005-2006 Mr. Scott was Marine Business Development Manager for WesternGeco for the Middle East and North Africa. Mr. Scott graduated from the University of East London with a Bachelor of Science degree in Surveying and Mapping Services in 1992. Mr. Scott is 38 years old. Mr. Scott is not a director of any SEC reporting company.

         The board of directors has also appointed Mr. Terrance J. Powell to serve as the Vice President, Investor Relations for the Company. Following is a brief description of the business background of Mr. Powell:

         Mr. Powell served as the Director of Government and Public Relations for PetroKazakhstan, Inc., in Almaty Kazakhstan from 2002 through 2005. In this position, Mr. Powell was responsible for all media, advertising, trade shows and public relations. Mr. Powell was also directly responsible for all interaction with regional governmental administrators. From July 1997 to October 2002 Mr. Powell served at the Director of Marketing, Caspian Region, for Pricewaterhouse Coopers in Almaty, Kazakhstan. In that position, Mr. Powell was responsible for the firm's marketing and client relations in Kazakhstan, Krygzstan, Uzbekistan, Turkmenistan, Azerbijan and Georgia. Mr. Powell earned a Bachelors of Art degree in History from Trent University, Petersborough, Ontario in 1985. Mr. Powell is 42 year old. Mr. Powell is not a director of any SEC reporting company.

         There are no family relationships among any of the Company's officers or directors.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CASPIAN SERVICES, INC.



Date: March 27, 2006                              By: /s/ Laird Garrard
                                                     -------------------------
                                                     Laird Garrard, President

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